© INNOVATE Corp. 2022 INNOVATE Corp. Q3 2022 Earnings Release Supplement November 2, 2022

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact INNOVATES’s business operations, financial performance, results of operations, financial position, the prices of INNOVATE’s securities and the achievement of INNOVATE’s strategic objectives, and changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. INNOVATE believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance, results or the creation of stockholder value and our actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: developments relating to on-going hostilities in Ukraine, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on INNOVATE’s operations and personnel, and on commercial activity and demand across our businesses, capital market conditions, including the ability of INNOVATE and INNOVATE’s subsidiaries to raise capital; the ability of INNOVATE’s subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of INNOVATE common stock; the ability of INNOVATE and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions, including the process of exiting our Azteca operations; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; covenants noncompliance risk; interest rate environment; the impact of inflationary pressures; ability to regain compliance with NYSE listing requirement and risks that may affect the performance of the operating subsidiaries and portfolio companies of INNOVATE. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© INNOVATE Corp. 2022 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, which excludes results for discontinued operations, and Adjusted EBITDA for its operating segments. Adjusted EBITDA Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our previous Insurance segment. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for discontinued operations; depreciation and amortization; Other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, asset impairment expense and FCC reimbursements; interest expense; other (income) expense, net; loss on early extinguishment or restructuring of debt; income tax expense (benefit); noncontrolling interest; share-based compensation expense; non-recurring items; costs associated with the COVID-19 pandemic; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable, however there can be no assurance information so presented will prove accurate in whole or in part.

© INNOVATE Corp. 2022 Achieved top line and adjusted EBITDA growth driven by operational execution in DBM Global Third Quarter 2022 Highlights 4 ■ Third Quarter 2022 revenue and Adjusted EBITDA(1) growth of 7.1% and 14.7%, respectively ■ DBM delivered 7.8% growth in revenue, expanded margin while growing backlog to $1.9 billion ■ MediBeacon's U.S. Pivotal Study continued as planned and nears completion ■ R2 showed sequential growth for the second consecutive quarter ■ Broadcasting successfully completed the upgrade to ATSC 3.0 of two of our Ft. Wayne, Indiana stations (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2022 ■ 3Q22 Adjusted EBITDA(2) of $0.3M ■ Discontinuing operation and broadcast of Azteca America ■ Completed the upgrade to ATSC 3.0 of two of our Ft. Wayne, Indiana stations ■ R2 has shipped 215 GLACIAL devices globally in 2022 ■ Transdermal GFR Measurement System (TGFR) FDA Pivotal Study remains on track; patient enrollment is 85% complete ■ Reported Backlog = $1.9B ■ Total adjusted backlog(1) = $2.2B ■ Converting backlog to revenue and growing backlog levels ■ Continues improvement in point of sale ■ Backlog provides revenue visibility for 2023 and beyond Segment Highlights Infrastructure Highlights Life Sciences Highlights Spectrum Highlights 5 (1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts. (2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

Q3 2022 Financial Highlights

INNOVATE

Revenue

($ millions)	3Q22	3Q21
Infrastructure	$ 412.7	$ 383.0
Life Sciences	1.2	1.6
Spectrum	9.1	10.2
Consolidated INNOVATE	**$ 423.0**	**$ 394.8**

Net (loss) Attrib. to INNOVATE Corp. & Adj. EBITDA

($ millions)	3Q22 NI[1]	3Q22 Adj. EBITDA[2]	3Q21 NI[1]	3Q21 Adj. EBITDA[2]
Infrastructure	$ 10.4	$ 27.6	$ 6.9	$ 24.4
Life Sciences	(5.5)	(7.6)	(5.1)	(7.1)
Spectrum	(1.4)	0.3	(4.1)	1.8
Non-operating Corporate	(9.6)	(5.0)	(8.0)	(3.8)
Other & Eliminations	0.7	1.1	(1.3)	(1.0)
Consolidated INNOVATE, Excluding Disc Ops	**$ (5.4)**	**$ 16.4**	**$ (11.6)**	**$ 14.3**
Discontinued Operations	$ —		$ (200.3)	
Net (loss) Attrib. to INNOVATE Corp.	**$ (5.4)**		**$ (211.9)**	

Consolidated Q3 Results

- Revenue increased $28.2M or 7.1% driven by our Infrastructure segment, due primarily to increases in Infrastructure market demand along with larger projects entering the market.
- Net Loss attributable to INNOVATE Corp. of $5.4M
- Adjusted EBITDA[2] increased by $2.1M to $16.4M driven by our Infrastructure segment and equity method income recorded for our investment in HMN Technologies., Ltd. ("HMN").

Infrastructure

- Net Income of $10.4M[1]
- $27.6M in Adjusted EBITDA[2]; contracted backlog of $1.9B (Adjusted ~$2.2B[3]), compared to $1.6B at 12/31/21.

Life Sciences

- Revenue of $1.2M driven by R2's Glacial Spa and Rx devices.

Spectrum

- Net Loss of $1.4M[1]
- $0.3M in Adjusted EBITDA[2] due to advertising softness, reduced footprint, along with higher costs at Azteca America, which we are in the process of exiting.

Non-operating Corporate

- Recurring SG&A up $1.2M year-over-year due to severance related to the Company's former Chief Legal Officer accrued in the current period, as well as increased legal expenses.

Other & Eliminations

- $1.1M in Adjusted EBITDA[2] driven by the equity investment in HMN.

Third Quarter Consolidated Revenue and Adjusted EBITDA[2] grew 7.1% and 14.7%, respectively, year-over-year

(1) Net (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

© INNOVATE Corp. 2022

6

© INNOVATE Corp. 2022 ■ Address working capital needs from growth, changes in projects and timing. ■ Strong backlog provides runway for future cash generation of the business. ■ Convert backlog to revenue while being selective in future projects for higher margin. ■ 7.8% revenue increase due to an increase at Banker Steel and DBMG's commercial structural steel fabrication and erection business. This was partially offset by decreases at the industrial maintenance and repair, and construction modeling and detailing businesses due to the completion of unrepeated, large projects in 2021 and early 2022. ■ Adjusted EBITDA increase can be attributed to the contribution from the fabrication and erection business and Banker Steel. The increase was partially offset by increases in salaries and wages, travel costs, and professional fees, as well as lower contributions from the industrial maintenance and repair, and construction modeling and detailing businesses. ■ Reported backlog level of $1.9B. ■ Taking into consideration awarded but not yet signed contracts, adjusted backlog was ~$2.2B. Financials ($ millions) 3Q22 3Q21 Revenue $ 412.7 $ 383.0 Net Income $ 10.4 $ 6.9 Adjusted EBITDA (1) $ 27.6 $ 24.4 (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP. (2) All data as of September 30, 2022 unless otherwise noted. Segment Highlights - Infrastructure DBM Global ("DBM") 7 $1,605.9 $1,580.9 $1,382.9 $1,485.3 $1,916.5 Backlog Adjusted Backlog 3Q21 4Q21 1Q22 2Q22 3Q22 $500 $1,000 $1,500 $2,000 $2,500 ~$2,166.7 Trending Backlog Overview Near-Term Focus ($ millions)

© INNOVATE Corp. 2022 MediBeaconR2 Technologies (1) Investment-to-date totals and equity ownership percentages are as of September 30, 2022. (2) MediBeacon agents and devices are not approved for human use by any regulatory agency. Company Investment to Date Equity % Fully Diluted % R2 Technologies $42.4M 56.3% 50.9% MediBeacon $29.4M 47.2% 41.5% Genovel $3.9M 80.0% 75.2% Triple Ring $3.0M 25.8% 22.9% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") ■ Transdermal GFR Measurement System (TGFR) FDA Pivotal Study remains on track ■ Patient enrollment is 85% complete Summary of Investments ■ R2 has now shipped 215 GLACIAL® devices to customers globally ■ Implemented new subscription sales program designed to fuel growth and market penetration

© INNOVATE Corp. 2022 ■ Completed the upgrade to ATSC 3.0 of two of our Ft. Wayne, Indiana stations. This upgrade is in conjunction with the FCC Experimental Special Temporary Authority (“STA”) granted to conduct a 5G mobile wireless trial with our LPTV spectrum. ■ Completed the build-out of a new station for license WKOB-LD in New York City. The new site for the station is One World Trade Center and it is now on-air, providing a far-ranging robust signal to the New York City market ■ Discontinuing the operation and broadcast of the Azteca America network on December 31, 2022, after more than a year of declining performance and a steep increase in operating expenses ■ Broadcasting owns and operate 251 stations that cover 107 DMAs ■ Broadcasting growth slowed due to softness in advertising market and the origination of new diginets Financials ($ millions) 3Q22 3Q21 Station Group $ 4.7 $ 4.7 Network ("Azteca") 4.4 5.5 Revenue $ 9.1 $ 10.2 Net (Loss) Income $ (1.4) $ (4.1) Adjusted EBITDA (1) $ 0.3 $ 1.8 9 Segment Highlights - Spectrum HC2 Broadcasting ("Broadcasting") 243 45 251 Central Cast Integrated Operating Stations 4Q17 4Q18 4Q19 4Q20 4Q21 1Q22 2Q22 3Q22 0 50 100 150 200 250 Overview Near-Term Focus ■ Continue business development and sign up large content providers; strong pipeline of pending lease agreements or revenue shares across multiple markets ■ Seeing new revenue opportunities with shopping networks, news networks and religious networks ■ Explore ATSC 3.0 technologies that offer expanded capability and use of Broadcasting's spectrum Station Growth (1) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

© INNOVATE Corp. 2022 (1) Debt Maturity Profile excludes Preferred Stock and capital leases (2) Infrastructure Line of Credit reflects maturity in 2024 and not U.S. GAAP presentation (3) Debt amortization and Maturity Profile chart presents debt annual amortization and maturity payments (4) Excludes restricted cash Debt Summary ($ millions) Maturity Sep-22 Dec-21 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2022 — 3.2 7.50% Convertible Senior Notes 2026 51.8 51.8 Line of Credit 2024 20.0 5.0 Infrastructure Debt(2) Various 247.5 188.6 Spectrum Debt 2022 52.2 52.2 Life Science Debt 2022 10.0 — Total Principal Outstanding $ 711.5 $ 630.8 Unamortized OID and DFC (2.2) (4.5) Total Debt $ 709.3 $ 626.3 Cash & Cash Equivalents(4) 25.8 45.5 Net Debt $ 683.5 $ 580.8 Current Credit Picture 10 Debt Amortization and Maturity Profile $19.8 $156.4 $6.7 $461.8 $66.8 Holdco Infrastructure Spectrum Life Science 2022 2023 2024 2025 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (3)

© INNOVATE Corp. 2022 Appendix Select GAAP Financials & Non-GAAP Reconciliations

© INNOVATE Corp. 2022 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Revenue $ 423.0 $ 394.8 $ 1,228.0 $ 810.4 Cost of revenue 364.6 339.7 1,069.5 688.4 Gross profit 58.4 55.1 158.5 122.0 Operating expenses: Selling, general and administrative 45.6 44.3 130.3 120.9 Depreciation and amortization 6.8 8.9 20.6 17.6 Other operating (income) loss (0.6) 0.8 0.7 1.0 Income (loss) from operations 6.6 1.1 6.9 (17.5) Other (expense) income: Interest expense (13.3) (12.8) (38.4) (46.6) Loss on early extinguishment or restructuring of debt — (0.1) — (12.5) Loss from equity investees (1.1) (2.9) (2.1) (4.8) Other (expense) income, net (0.9) 0.6 0.5 4.4 Loss from continuing operations before income taxes (8.7) (14.1) (33.1) (77.0) Income tax benefit (expense) 2.0 (0.1) (1.6) (3.8) Loss from continuing operations (6.7) (14.2) (34.7) (80.8) Loss from discontinued operations (including net loss on disposal of $200.3 million and $159.9 million for the three and nine months ended September 30, 2021, respectively) — (200.3) — (149.9) Net loss (6.7) (214.5) (34.7) (230.7) Net loss attributable to noncontrolling interest and redeemable noncontrolling interest 1.3 2.6 4.5 7.9 Net loss attributable to INNOVATE Corp. (5.4) (211.9) (30.2) (222.8) Less: Preferred dividends and deemed dividends from conversions 1.2 1.1 3.6 1.7 Net loss attributable to common stock and participating preferred stockholders $ (6.6) $ (213.0) $ (33.8) $ (224.5) 12

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended September 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net (loss) attributable to INNOVATE Corp. $ (5.4) Less: Discontinued operations — Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 10.4 $ (5.5) $ (1.4) $ (9.6) $ 0.7 $ (5.4) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.3 0.1 1.4 — — 6.8 Depreciation and amortization (included in cost of revenue) 3.9 — — — — 3.9 Other operating (income) — — (0.6) — — (0.6) Interest expense 2.6 0.2 2.2 8.3 — 13.3 Other (income) expense, net (0.6) (0.3) (1.1) 2.9 — 0.9 Income tax expense (benefit) 5.0 — — (7.0) — (2.0) Noncontrolling interest 1.0 (2.2) (0.4) — 0.3 (1.3) Share-based compensation expense — 0.1 — 0.3 — 0.4 Acquisition and disposition costs — — 0.2 0.1 0.1 0.4 Adjusted EBITDA $ 27.6 $ (7.6) $ 0.3 $ (5.0) $ 1.1 $ 16.4

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Nine Months Ended September 30, 2022 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (30.2) Less: Discontinued operations — Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 23.3 $ (14.9) $ (10.5) $ (30.4) $ 2.3 $ (30.2) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 15.9 0.2 4.4 0.1 — 20.6 Depreciation and amortization (included in cost of revenue) 11.2 — — — — 11.2 Other operating (income) loss (0.6) — 1.3 — — 0.7 Interest expense 7.0 0.2 6.1 25.1 — 38.4 Other (income) expense, net (1.9) (0.4) 1.8 — — (0.5) Income tax expense (benefit) 11.4 — — (9.8) — 1.6 Noncontrolling interest 2.3 (6.3) (1.5) — 1.0 (4.5) Share-based compensation expense — 0.3 — 1.4 — 1.7 Nonrecurring items 0.1 — — — — 0.1 Acquisition and disposition costs 0.3 — 0.4 0.6 (0.4) 0.9 Adjusted EBITDA $ 69.0 $ (20.9) $ 2.0 $ (13.0) $ 2.9 $ 40.0

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended September 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Elimination INNOVATE Net (loss) attributable to INNOVATE Corp. $ (211.9) Less: Discontinued operations (200.3) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 6.9 $ (5.1) $ (4.1) $ (8.0) $ (1.3) $ (11.6) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 7.4 — 1.4 0.1 — 8.9 Depreciation and amortization (included in cost of revenue) 3.4 — — — — 3.4 Other operating loss 0.1 — 0.7 — — 0.8 Interest expense 2.2 — 2.4 8.2 — 12.8 Other (income) expense, net (0.3) — 1.5 (1.8) — (0.6) Loss on early extinguishment or restructuring of debt — — 0.1 — — 0.1 Income tax expense (benefit) 2.9 — — (2.8) — 0.1 Noncontrolling interest 0.7 (2.0) (0.9) — (0.4) (2.6) Share-based compensation expense — — 0.3 0.1 — 0.4 Nonrecurring Items (0.1) — — — — (0.1) COVID-19 Costs 0.4 — — — — 0.4 Acquisition and disposition costs 0.8 — 0.4 0.4 0.7 2.3 Adjusted EBITDA $ 24.4 $ (7.1) $ 1.8 $ (3.8) $ (1.0) $ 14.3

© INNOVATE Corp. 2022 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Nine Months Ended September 30, 2021 Infrastructure Life Sciences Spectrum Non-operating Corporate Other and Eliminations INNOVATE Net (loss) attributable to INNOVATE Corp. $ (222.8) Less: Discontinued operations (149.9) Net Income (loss) attributable to INNOVATE Corp., excluding discontinued operations $ 8.3 $ (13.6) $ (9.6) $ (58.0) $ — $ (72.9) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 13.1 0.1 4.3 0.1 — 17.6 Depreciation and amortization (included in cost of revenue) 8.4 — — — — 8.4 Other operating loss 0.1 — 0.9 — — 1.0 Interest expense 6.3 — 7.1 33.2 — 46.6 Other (income) expense, net (4.2) — 2.3 (2.5) — (4.4) Loss on early extinguishment or restructuring of debt 1.5 — 1.0 10.0 — 12.5 Income tax expense (benefit) 4.1 — — (0.3) — 3.8 Noncontrolling interest 0.9 (6.0) (1.9) — (0.9) (7.9) Share-based compensation expense — 0.1 0.6 1.0 — 1.7 Nonrecurring items 0.3 — — 0.5 — 0.8 COVID-19 costs 8.3 — — — — 8.3 Acquisition and disposition costs 2.5 — 0.6 2.5 0.7 6.3 Adjusted EBITDA $ 49.6 $ (19.4) $ 5.3 $ (13.5) $ (0.2) $ 21.8